UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 28, 2005

HEALTHBRIDGE, INC.

(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation or organization)

000-30377 (Commission File Number)	06-1538201 (IRS Employer Identification Number)

Nora Coccaro, Chief Executive Officer
2610-1066 West Hastings Street, Vancouver, British Columbia V6E 3X2
(Address of principal executive offices)

(604) 602-1717
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 23, 2005, Healthbridge, Inc. (“Company”) entered into a subscription agreement for the issuance of 200,000 shares of common stock for cash consideration of $60,000 at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the U.S. Securities and Exchange Commission (“Commission”) pursuant to the Securities Act of 1933, as amended (“Securities Act).

Regulation S provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Securities Act, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the “issuer safe harbor”), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the forgoing (the “resale safe harbor”). An offer, sale or resale of securities that satisfied all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S. The distribution compliance period for shares sold in reliance on Regulation S is one year.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the subscription agreement originated, and ensuring that the person to whom the stock is to be issued is a non-U.S. offeree with an address in a foreign country.

On November 25, 2005, the Company entered into a subscription agreement for the issuance of 340,000 shares of common stock for cash consideration of $102,000 at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the subscription agreement originated, and ensuring that the person to whom the stock is to be issued is a non-U.S. offeree with an address in a foreign country.

On November 28, 2005, the Company issued a senior convertible debenture certificate for the principal sum of $360,000 due in full with accrued and unpaid interest on November 30, 2010. The interest at a rate of 7% per annum is payable on a semi-annual basis with the initial payment due on June 1, 2006. The holder of the debenture has the right to convert all or part of the principal and accrued interest into Company shares at $0.35 per share at any time prior to maturity. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the convertible debenture agreement originated, and ensuring that the entity to whom the convertible debenture was issued is a non-U.S. offeree with an address in a foreign country.

On November 28, 2005, the Company issued a senior convertible debenture certificate for the principal sum of $360,000 due in full with accrued and unpaid interest on November 30, 2010. The interest at a rate of 7% per annum is payable on a semi-annual basis with the initial payment due on June 1, 2006. The holder of the debenture has the right to convert all or part of the principal and accrued interest into Company shares at $0.35 per share at any time prior to maturity. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the convertible debenture agreement originated, and ensuring that the entity to whom the convertible debenture was issued is a non-U.S. offeree with an address in a foreign country.

On November 28, 2005, the Company entered into a subscription agreement for the issuance of 400,000 shares of common stock for cash consideration of $120,000 at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the subscription agreement originated, and ensuring that the person to whom the stock is to be issued is a non-U.S. offeree with an address in a foreign country.

On November 28, 2005, the Company issued a senior convertible debenture certificate for the principal sum of $400,000 due in full with accrued and unpaid interest on November 30, 2010. The interest at a rate of 7% per annum is payable on a semi-annual basis with the initial payment due on June 1, 2006. The holder of the debenture has the right to convert all or part of the principal and accrued interest into Company shares at $0.35 per share at any time prior to maturity. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the convertible debenture agreement originated, and ensuring that the entity to whom the convertible debenture was issued is a non-U.S. offeree with an address in a foreign country.

On November 28, 2005, the Company issued a senior convertible debenture certificate for the principal sum of $250,000 due in full with accrued and unpaid interest on November 30, 2010. The interest at a rate of 7% per annum is payable on a semi-annual basis with the initial payment due on June 1, 2006. The holder of the debenture has the right to convert all or part of the principal and accrued interest into Company shares at $0.35 per share at any time prior to maturity. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the convertible debenture agreement originated, and ensuring that the entity to whom the convertible debenture was issued is a non-U.S. offeree with an address in a foreign country.

On November 28, 2005, the Company issued a senior convertible debenture certificate for the principal sum of $100,000 due in full with accrued and unpaid interest on November 30, 2010. The interest at a rate of 7% per annum is payable on a semi-annual basis with the initial payment due on June 1, 2006. The holder of the debenture has the right to convert all or part of the principal and accrued interest into Company shares at $0.35 per share at any time prior to maturity. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the convertible agreement originated, and ensuring that the entity to whom the convertible debenture was issued is a non-U.S. offeree with an address in a foreign country.

On November 28, 2005, the Company issued a senior convertible debenture certificate for the principal sum of $850,000 due in full with accrued and unpaid interest on November 30, 2010. The interest at a rate of 7% per annum is payable on a semi-annual basis with the initial payment due on June 1, 2006. The holder of the debenture has the right to convert all or part of the principal and accrued interest into Company shares at $0.35 per share at any time prior to maturity. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the convertible debenture agreement originated, and ensuring that the entity to whom the convertible debenture was issued is a non-U.S. offeree with an address in a foreign country.

On November 28, 2005, the Company issued a senior convertible debenture certificate for the principal sum of $1,000,000 due in full with accrued and unpaid interest on November 30, 2010. The interest at a rate of 7% per annum is payable on a semi-annual basis with the initial payment due on June 1, 2006. The holder of the debenture has the right to convert all or part of the principal and accrued interest into Company shares at $0.35 per share at any time prior to maturity. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the convertible debenture agreement originated, and ensuring that the entity to whom the convertible debenture was issued is a non-U.S. offeree with an address in a foreign country.

On November 30, 2005, the Company entered into a subscription agreement for the issuance of 340,000 shares of common stock for cash consideration of $102,000 at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the subscription agreement originated, and ensuring that the person to whom the stock is to be issued is a non-U.S. offeree with an address in a foreign country.

On November 30, 2005, the Company entered into a subscription agreement for the issuance of 1,700,000 shares of common stock for cash consideration of $510,000 at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the subscription agreement originated, and ensuring that the person to whom the stock is to be issued is a non-U.S. offeree with an address in a foreign country.

On November 30, 2005, the Company entered into a subscription agreement for the issuance of 1,300,000 shares of common stock for cash consideration of $390,000 at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the subscription agreement originated, and ensuring that the entity to whom the stock is to be issued is a non-U.S. offeree with an address in a foreign country.

On November 30, 2005, the Company entered into a subscription agreement for the issuance of 1,300,000 shares of common stock for cash consideration of $390,000 at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the subscription agreement originated, and ensuring that the entity to whom the stock is to be issued is a non-U.S. offeree with an address in a foreign country.

On December 20, 2005, the Company entered into a subscription agreement for the issuance of 260,000 shares of common stock for cash consideration of $78,000 at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the subscription agreement originated, and ensuring that the person to whom the stock is to be issued is a non-U.S. offeree with an address in a foreign country.

On December 21, 2005, the Company entered into a subscription agreement for the issuance of 170,000 shares of common stock for cash consideration of $51,000 at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the subscription agreement originated, and ensuring that the person to whom the stock is to be issued is a non-U.S. offeree with an address in a foreign country.

On December 21, 2005, the Company entered into a subscription agreement for the issuance of 260,000 shares of common stock for cash consideration of $78,000 at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the subscription agreement originated, and ensuring that the person to whom the stock is to be issued is a non-U.S. offeree with an address in a foreign country.

On December 28, 2005, in connection with the above offering of convertible debentures in the aggregate amount of $2,600,000, a sales commission totaling 5% was authorized for payment, comprised of 3% in cash and 2% in warrants to purchase 148,571 shares of Company common stock, at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the sales commission was agreed upon, and ensuring that the entity to whom the warrants were granted is a non-U.S. offeree with an address in a foreign country.

On December 28, 2005, in connection with the above offering of common stock in the aggregate amount of $1,881,000 and convertible debentures in the aggregate amount of $720,000 for a total amount of $2,601,000, a sales commission totaling 5% was authorized for payment, comprised of 3% in cash and 2% in warrants to purchase 166,543 shares of Company common stock, at $0.30 per share. The Company relied upon an exemption from securities registration pursuant to Regulation S promulgated by the Commission pursuant to the Securities Act.

The Company complied with the requirements of Regulation S by having no directed offering efforts made in the United States, by offering only to an offeree who was outside the United States at the time the sales commission was agreed upon, and ensuring that the person to whom the warrants were granted is a non-U.S. offeree with an address in a foreign country.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 5, 2006

HEALTHBRIDGE, INC.

By: /s/ Nora Coccaro

Name: Nora Coccaro
Title: Chief Executive Officer